As filed with the Securities and Exchange Commission on May 16, 2000

                         Registration Statement No. 33-


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            _________________________

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                            _________________________

                            Gables Residential Trust
             (Exact name of Registrant as specified in its charter)

                               Maryland 58-2077868
        (State of incorporation) (I.R.S. Employer Identification Number)

                              2859 Paces Ferry Road
                            Overlook III, Suite 1450
                             Atlanta, Georgia 30339
                                 (404) 436-4600


   (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                            GABLES RESIDENTIAL TRUST
        Fourth Amended and Restated 1994 Share Option and Incentive Plan
                            (Full Title of the Plan)

                          ____________________________

                                CHRIS D. WHEELER
    Chairman of the Board of Trustees, President and Chief Executive Officer
                            GABLES RESIDENTIAL TRUST
                              2859 Paces Ferry Road
                            Overlook III, Suite 1450
                             Atlanta, Georgia 30339
                                 (770) 436-4600

    (Name, address, including zip code, and telephone number, including area code, of agent for service)
                          ____________________________

                                 With copies to:
                             Gilbert G. Menna, P.C.
                            Ettore A. Santucci, P.C.
                             GOODWIN, PROCTER & HOAR
                                 Exchange Place
                                 53 State Street
                        Boston, Massachusetts 02109-2881
                                 (617) 570-1000
                          _____________________________

                         CALCULATION OF REGISTRATION FEE

Title of Securities      Amount to be        Proposed Maximum Offering          Proposed Maximum Aggregate       Amount of
 Being Registered        Registered (1)           Price Per Share                     Offering Price          Registration Fee
-------------------      --------------      -------------------------          --------------------------    ----------------
Common Shares of         1,132,895 shares         $24.4375(2)                        $27,685,122                   $7,309
Beneficial Interest

(1) Plus such additional number of shares as may be required pursuant to the Fourth Amended and Restated 1994 Share Option and Incentive Plan in the event of a stock dividend, reverse stock split, split-up, recapitalization or other similar event. This Registration Statement relates to shares currently available under the Registrant's Fourth Amended and Restated 1994 Share Option and Incentive Plan.

(2) This estimate is based on the average of the high and low sales prices on the New York Stock Exchange of the Common Shares of Beneficial Interest of Gables Residential Trust on May 11, 2000, pursuant to Rule 457(c) and
     (h)under the Securities Act, solely for purposes of determining the registration fee.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.   Incorporation of Certain Documents by Reference.
          ------------------------------------------------

     Pursuant to General Instruction E of Form S-8, Gables Residential Trust (the "Registrant") hereby incorporates by reference the contents of the Registrant's Registration Statement on Form S-8 (No. 33-83054) as previously filed with the Securities and Exchange Commission on August 18, 1994 (the "Original Registration Statement"). This Registration Statement is being filed to register an additional 1,132,895 shares of the Registrant's Common Stock currently available under the Registrant's Fourth Amended and Restated 1994 Stock Option and Incentive Plan.


Item 8.   Exhibits.
          ---------

     The following is a complete list of exhibits filed or incorporated by reference as part of this registration statement:

Exhibits
--------

*4.1 Gables  Residential Trust Fourth Amended and Restated 1994 Share Option and
     Incentive Plan

 5.1 Opinion of Goodwin, Procter & Hoar LLP as to the legality of the securities being registered

23.1 Consent of Goodwin, Procter & Hoar LLP (included in Exhibit 5.1)

23.2 Consent of Arthur Andersen LLP, Independent Public Accountants

24.1 Powers of Attorney (included on the signature page of this registration statement)

_____________________

* Incorporated by reference to Exhibit 10.9 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, Georgia on May 16, 2000.

                                    GABLES RESIDENTIAL TRUST


                                    By: /s/ Chris D. Wheeler
                                    ---------------------------------
                                    Chris D. Wheeler
                                    Chairman of the Board of Trustees,
                                    President and Chief Executive Officer

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned officers and trustees of Gables Residential Trust hereby severally constitute Chris D. Wheeler and Marvin R. Banks, Jr., and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement filed herewith and any and all amendments to said Registration Statement, and generally to do all such things in our names and in our capacities as officers and trustees to enable Gables Residential Trust to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed below by the following persons in the capacities and on the date indicated.

          Signature                     Capacity                                Date
          ---------                     --------                                ----
           /s/ Chris D. Wheeler         Chairman of the Board of Trustees,      May 16, 2000
          ---------------------         President and Chief Executive Officer
          Chris D. Wheeler              (Principal Executive Officer)


          /s/ Marvin R. Banks, Jr.      Senior Vice President and               May 16, 2000
          ------------------------      Chief Financial Officer
          Marvin R. Banks, Jr.          (Principal Financial Officer)


          /s/ Dawn H. Severt            Vice President and
          ------------------            Chief Accounting Officer                May 16, 2000
          Dawn H. Severt                (Principal Accounting Officer)


          /s/ Marcus E. Bromley         Trustee                                 May 16, 2000
          ---------------------
          Marcus E. Bromley


                                        Trustee                                 May 16, 2000
          --------------------
          David M. Holland


                                        Trustee                                 May 16, 2000
          ----------------------
          Lauralee E. Martin


          /s/ John W. McIntyre          Trustee                                 May 16, 2000
          --------------------
          John W. McIntyre


          /s/ Mike E. Miles             Trustee                                 May 16, 2000
          -----------------
          Mike E. Miles


          /s/ James D. Motta            Trustee                                 May 16, 2000
          ------------------
          James D. Motta

Page 3
          /s/ D. Raymond Riddle         Trustee                                 May 16, 2000
          ---------------------
          D. Raymond Riddle


          /s/ John T. Rippel            Trustee                                 May 16, 2000
          ------------------
          John T. Rippel


                                  EXHIBIT INDEX


Exhibit
  No.     Description
-------   -----------

*4.1 Gables Residential Trust Fourth Amended and Restated 1994 Share Option and Incentive Plan

 5.1 Opinion of Goodwin, Procter & Hoar LLP as to the legality of the securities being registered

23.1      Consent of Goodwin,  Procter & Hoar LLP (included in Exhibit 5.1)

23.2      Consent of Arthur Andersen LLP, Independent Public Accountants

24.1      Powers  of  Attorney   (included  on  the  signature   page  of  this
          registration statement)




* Incorporated by reference to Exhibit 10.9 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998.